John Hancock Funds III
Core High Yield Fund
Disciplined Value Fund
Disciplined Value Mid Cap Fund
Global Shareholder Yield Fund
International Allocation Portfolio
International Core Fund
International Growth Fund
Leveraged Companies Fund
Rainier Growth Fund
Small Cap Opportunities Fund
Supplement dated 11-23-11 to the current Class I shares Prospectus
In the “Your account — Transactions policies” section, under the “Exchanges” subsection, the third paragraph is amended and restated as follows:
Provided the fund’s eligibility requirements are met, an investor in the fund pursuant to a fee-based, wrap or other investment platform program of certain firms, as determined by the fund, may be afforded an opportunity to make a conversion of Class A shares or Class C shares (not subject to a CDSC) also owned by the investor in the same fund to Class I shares of that fund. Conversion of Class A shares or Class C shares to Class I shares of the same fund in these particular circumstances does not cause the investor to realize taxable gain or loss. For further details, see “Additional Information Concerning Taxes” in the SAI for information regarding taxation upon the redemption or exchange of shares of the fund (see the back cover of this prospectus).
You should read this Supplement in conjunction with the Prospectus and retain it for future reference